BALANCE SHEET COMPONENTS - Prepaid and other current assets (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
BALANCE SHEET COMPONENTS
Advances to suppliers	$ 1,185	$ 669	$ 797
Deferred software costs	346	471	382
Prepaid operating expense	1,574	1,093	796
Total prepaid expenses and other current assets	$ 3,106	$ 2,233	$ 1,975